Exhibit 99.2

Execution Version

TENDER AND SUPPORT AGREEMENT

TENDER AND SUPPORT AGREEMENT, dated as of July 2, 2017 (this “Agreement”), among ADVA NA Holdings, Inc., a Delaware corporation (“Parent”), Golden Acquisition Corporation, a Delaware limited liability company (“Merger Subsidiary”), and the Person listed as “Stockholder” on the signature page hereto (“Stockholder”).

WHEREAS, as a condition and inducement to Parent’s and Merger Subsidiary’s willingness to enter into the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with MRV Communications, Inc., a Delaware corporation (the “Company”), Parent has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all shares of common stock, par value $0.0017 per share, of the Company (the “Company Common Stock”) that Stockholder Beneficially Owns (as defined in Section 6.10 below) at any time during the Support Period (as defined in Section 6.10 below).

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1
AGREEMENT TO TENDER

Section 1.01  Tender of Shares.  Stockholder agrees: (i) to promptly (and, in any event, not later than seven (7) Business Days after the commencement of the Offer) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer and Rule 14d-2 under the Exchange Act, all of the outstanding shares of Company Common Stock Beneficially Owned by Stockholder (free and clear of any Liens or restrictions, except for any applicable restrictions on transfer under federal or state securities laws that would not in any event prevent Stockholder from tendering such shares in accordance with this Agreement or otherwise complying with Stockholder’s obligations under this Agreement); and (ii) if Stockholder acquires Beneficial Ownership of any additional outstanding shares of Company Common Stock during the Support Period, to promptly (and, in any event, not later than five (5) Business Days after Stockholder acquires Beneficial Ownership of such additional outstanding shares of Company Common Stock) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer, all of such additional shares of Company Common Stock (free and clear of any Liens or restrictions, except for any applicable restrictions on transfer under federal or state securities laws that would not in any event prevent Stockholder from tendering such shares in accordance with this Agreement or otherwise complying with Stockholder’s obligations under this Agreement). If Stockholder holds Options or Company Restricted Stock Awards, Stockholder further acknowledges and agrees with the treatment of Options and Company Restricted Stock Awards contemplated by the Merger Agreement and the Transactions contemplated thereby and consents to such treatment with respect to any and all Options and/or Company Restricted Stock Awards Beneficially Owned by Stockholder.   Notwithstanding anything in this Agreement to the contrary, nothing herein shall require Stockholder to exercise any Company Stock Option or other equity award or require Stockholder to purchase any shares of

Company Common Stock, and nothing herein shall prohibit Stockholder from exercising any Company Stock Option held by such Stockholder as of the date of this Agreement.

Section 1.02  No Withdrawal.  Stockholder agrees not to withdraw, and not to cause or permit to be withdrawn, any shares of Company Common Stock from the Offer unless and until (A) the Offer expires without Merger Subsidiary having accepted for payment shares of Company Common Stock tendered into the Offer or (B) this Agreement is terminated in accordance with Section 6.03 hereof.

Section 1.03  Conditional Obligation.  Stockholder acknowledges and agrees that Merger Subsidiary’s obligation to accept for payment shares of Company Common Stock tendered into the Offer, including any shares of Company Common Stock tendered by Stockholder, is subject to the terms and conditions of the Merger Agreement and the Offer.

ARTICLE 2
VOTING AGREEMENT; GRANT OF PROXY

Section 2.01.  Voting Agreement.  Stockholder hereby agrees that, during the Support Period, Stockholder will not vote any outstanding shares of Company Common Stock Beneficially Owned by Stockholder in favor of, or consent to, and will vote against and not consent to, the approval of any (i) Takeover Proposal, (ii) reorganization, recapitalization, dissolution, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company other than the Merger, (iii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of any of the Transactions contemplated by the Merger Agreement in any material respect or (iv) other matter relating to, or in connection with, any of the foregoing matters. Stockholder shall ensure that, during the Support Period, any other Person having voting power with respect to any outstanding shares of Company Common Stock Beneficially Owned by Stockholder will not vote any such shares in favor of or consent to, and will vote against, the approval of the matters described in clauses (i) through (iv) of the preceding sentence.

Section 2.02.  Irrevocable Proxy.  Stockholder hereby revokes any and all previous proxies granted with respect to any outstanding shares of Company Common Stock Beneficially Owned by Stockholder.  By entering into this Agreement, Stockholder hereby grants a proxy appointing Parent as Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 2.01 above as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the outstanding shares of Company Common Stock Beneficially Owned by Stockholder.  The proxy granted by Stockholder pursuant to this Article 2 is irrevocable and is granted in consideration of Parent and Merger Subsidiary entering into this Agreement and the Merger Agreement.  The proxy granted by Stockholder shall not be exercised to vote, consent or act on any matter except as contemplated by Section 2.01 above.  The power of attorney and proxy granted by Stockholder pursuant to this Article 2 shall be revoked, terminated and of no further force or effect, automatically and without further action, immediately after the end of the Support Period upon termination of this Agreement in accordance with its terms.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent and Merger Subsidiary that:

Section 3.01.  Authorization.  The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the powers (corporate and otherwise) of Stockholder and, if applicable, have been duly authorized by all necessary corporate, company, partnership or other action.  This Agreement constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.  If Stockholder is married and (i) the shares of Company Common Stock, Options or Company Restricted Stock Awards set forth on the signature page hereto opposite such Stockholder’s name constitute community property under applicable Law or (ii) any shares of Company Common Stock, Options or Company Restricted Stock Awards of which Stockholder acquires Beneficial Ownership during the Support Period could constitute community property under applicable Law, then this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception.  If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement on behalf of Stockholder and/or Stockholder’s spouse, as applicable.

Section 3.02.  Non-Contravention.  The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation, bylaws, operating agreement, partnership agreement, stockholders agreement or other comparable charter or organizational documents, of Stockholder, if any, (ii) violate any applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default (with or without notice of lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any Contract binding on Stockholder or any of Stockholder’s properties or assets, including the shares of Company Common Stock Beneficially Owned by Stockholder or (iv) result in the imposition of any Lien on any asset of Stockholder, with such exceptions, in the case of each of clauses (ii) through (iv), for such matters as have not, and would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact in any material respect Stockholder’s ability to perform Stockholder’s obligations hereunder.

Section 3.03.  Ownership of Shares.  Stockholder (together with Stockholder’s spouse if Stockholder is married and the shares of Company Common Stock, Options or Company Restricted Stock Awards set forth on the signature page hereto opposite such Stockholder’s name constitute community property under applicable Law) is the Beneficial Owner of the shares of Company Common Stock, Options and Company Restricted Stock Awards set forth on the signature page hereto opposite such Stockholder’s name, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the shares of Company Common Stock Beneficially Owned by Stockholder), except for any applicable restrictions on transfer under federal or state securities laws that would not in any event prevent Stockholder from tendering its shares of Company Common Stock in accordance with this Agreement or otherwise complying with Stockholder’s obligations under this Agreement.  None of such shares of Company Common Stock, Options or Company Restricted Stock Awards is subject to any voting trust or other Contract with respect to the voting of such shares, Options or Company Restricted Stock Awards (including shares underlying such Options and Company Restricted Stock Awards), except as set forth in this Agreement.

Section 3.04.  Total Shares.  Except for the shares of Company Common Stock set forth on the signature page hereto (including shares underlying the Options and Company Restricted Stock Awards set forth on the signature page hereto), Stockholder does not Beneficially Own any (i) shares of capital stock or voting securities of the Company or (ii) options, warrants or other rights to acquire, or securities convertible into or exchangeable for (in each case, whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

Section 3.05.  Finder’s Fees.  No agent, broker, investment banker, financial advisor or other Person acting on behalf of or under the authority of the Stockholder, the Stockholder’s Subsidiaries, if any, or the Stockholder’s Affiliates (which shall not include for purposes of this Section 3.05, the Company or its Subsidiaries) is or may be entitled to any banking, broker’s, finder’s, success, completion or similar fee or commission from Parent, Merger Subsidiary or the Company in respect of: (i) this Agreement, the Offer, the Merger or any of the other Transactions contemplated by the Merger Agreement; or (ii) any other change in control of the Company or any of its Subsidiaries or the sale, transfer, or disposition of any assets of the Company or any of its Subsidiaries.

Section 3.06.  No Litigation.  There is no suit, claim, action, investigation or other Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder at law or in equity before or by any Governmental Authority that could reasonably be expected to impair the ability of Stockholder to perform Stockholder’s obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

Each of Parent and Merger Subsidiary represents and warrants to Stockholder:

Section 4.01.  Organization; Authorization.  Each of Parent and Merger Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and the limited liability company powers of Merger Subsidiary and have been duly authorized by all necessary corporate or limited liability company action, respectively.  This Agreement constitutes a valid and binding agreement of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.02.  Non-Contravention.  The execution, delivery and performance by each of Parent and Merger Subsidiary of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation, bylaws, operating agreement, partnership agreement, stockholders agreement or other comparable charter or organizational documents, of Parent or Merger Subsidiary, as applicable, (ii) violate any applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default (with or without notice of lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Parent or Merger Subsidiary is entitled under any provision of any Contract binding on Parent or Merger Subsidiary or any of Parent’s or Merger Subsidiary’s properties or assets, or (iv) result in the imposition of any Lien on any asset of Parent or Merger Subsidiary, with such exceptions, in the case of each of clauses (ii) through (iv), for such matters as have not, and would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or impair the consummation by the Parent of the transactions contemplated by this Agreement or otherwise adversely impact in any material respect Parent’s ability to perform its obligations hereunder.

ARTICLE 5
COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 5.01.  No Proxies for, Encumbrances on or Disposition of Shares.

(i)  During the Support Period, except pursuant to the terms of this Agreement, Stockholder shall not, without the prior written consent of Parent, directly or indirectly (except, if Stockholder is an individual, as a result of the death of Stockholder), (a) grant any proxies, or enter into any voting trust or other Contract, with respect to the voting of any shares of Company Common Stock Beneficially Owned by Stockholder, (b) sell, assign, transfer, tender, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect sale, assignment, transfer, tender, encumbrance or other disposition of, any such shares or (c) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or in any way restrict, limit or interfere in any material respect with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, or seek to do or solicit any of the foregoing actions, or cause or permit any other Person to take any of the foregoing actions, and agrees to notify Parent and Merger Subsidiary promptly (but in no event later than 24 hours), and to provide all details requested by Parent or Merger Subsidiary, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.  Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or cause or permit to be tendered any shares of Company Common Stock Beneficially Owned by Stockholder into or otherwise in connection with any tender or exchange offer or similar transaction, except pursuant to the Offer.

(ii) Notwithstanding the foregoing clause (i), Stockholder may transfer shares of Company Common Stock held by Stockholder to any member of Stockholder’s immediate family or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family; provided that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

Section 5.02.  Other Offers.  Stockholder (in Stockholder’s capacity as such) shall, and shall cause Stockholder’s Subsidiaries, if any, to, and shall instruct and cause such Subsidiaries’ Representatives to, immediately cease all existing discussions or negotiations with any Person conducted heretofore with respect to any Takeover Proposal. From the date hereof until the termination of the Support Period, Stockholder shall not, and shall cause Stockholder’s Subsidiaries, directors, officers and employees, as applicable, not to, and shall not authorize or permit any of Stockholder’s or Stockholder’s Subsidiaries Representatives to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate any Takeover Proposal or the making or consummation thereof or the making of any inquiry, offer or proposal that would reasonably be expected to lead to any Takeover Proposal, (ii) enter into, engage in or otherwise participate in any discussions (except to notify such Person of the existence of this Section 5.02) or negotiations regarding, or furnish to any Person any non-public information in connection with, any Takeover Proposal, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal, (iii) approve or recommend, or make any public statement approving or recommending, a Takeover Proposal, (iv) enter into any letter of intent, merger agreement or other agreement providing for a Takeover Proposal, or (v) resolve or agree to do any of the foregoing. Stockholder will notify Parent in writing promptly (but in no event more than 48 hours) of the receipt of any Takeover Proposal by Stockholder, any of its Subsidiaries or any of its or their respective Representatives, or of any inquiry, offer or proposal that would reasonably be expected to lead to, or any request for non-public information in connection with, a Takeover Proposal, and will communicate the material terms of any such Takeover Proposal inquiry, offer or proposal (including the identity of the Person making such Takeover Proposal inquiry, offer or proposal) to Parent and will keep Parent reasonably apprised of the status of any such Takeover Proposal (including a change in the price or any material terms or scope thereof).  Stockholder shall promptly provide to Parent any non-public information concerning Stockholder or its Subsidiaries that is provided to such Person (to the extent such information was not previously provided to Parent or its Representatives). Notwithstanding anything contrary provided in this Agreement, Stockholder or any of its Subsidiaries or any of Stockholder’s or Subsidiaries’ respective Representatives shall not be prohibited from participating in any discussions or negotiations with any Person in connection with a Takeover Proposal to the extent that the Company is then permitted to participate in such discussions or negotiations with any such Person pursuant to Section 6.3(b) of the Merger Agreement. Without limiting the foregoing, it is understood that any action taken by any Subsidiary of Stockholder or any Representative of Stockholder or any of its Subsidiaries that, if taken by Stockholder would be a breach of this Section 5.02, shall be deemed to be a breach of this Section 5.02 by Stockholder.

Section 5.03.  Communications.  Stockholder, and each of Stockholder’s Subsidiaries, if any, shall not, and shall cause their respective officers, directors, employees or other Representatives, if any, not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger

Agreement or any of the transactions contemplated hereby and thereby, without the prior written consent of Parent.  Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent, Merger Subsidiary and the Company (including in the Schedule TO, the Schedule 14D-9 or any other publicly filed documents relating to the Merger, the Offer or any other transaction contemplated by the Merger Agreement) of: (a) Stockholder’s identity; (b) Stockholder’s Beneficial Ownership of shares of Company Common Stock, Options or Company Restricted Stock Awards (including the number of such shares, Options or Company Restricted Stock Awards Beneficially Owned by Stockholder); and (c) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent, Merger Subsidiary or the Company determines to be necessary in any SEC disclosure document in connection with the Offer, the Merger or any of the other Transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable (but in no event later than 72 hours) to notify Parent, Merger Subsidiary and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document.

Section 5.04.  Additional Shares.  In the event that Stockholder acquires Beneficial Ownership of, or the power to dispose of or vote or direct the disposition or voting of, any additional shares or other interests in or with respect to the Company, such shares or other interests shall, without further action by any of the parties, be subject to the provisions of this Agreement, and the number of shares of Company Common Stock Beneficially Owned by Stockholder set forth on the signature page hereto will be deemed amended accordingly.  Stockholder shall promptly notify Parent and Merger Subsidiary of any such event.

Section 5.05.  Waiver of Appraisal and Dissenters’ Rights and Actions.  Stockholder hereby (i) waives and agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any shares of Company Common Stock Beneficially Owned by Stockholder or rights to dissent from the Merger which may arise with respect to the Merger and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Legal Proceeding, against Parent, Merger Subsidiary, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the making or consummation of the Offer or consummation of the Merger, including any Legal Proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby; provided that the foregoing shall not limit any and all actions taken by Stockholder in response to any claims commenced against Stockholder.

ARTICLE 6
MISCELLANEOUS

Section 6.01.  Other Definitional and Interpretative Provisions.  Unless specified otherwise, in this Agreement the obligations of any party hereto consisting of more than one Person are joint and several.  The words “hereof,” “herein” and “hereunder” and words of similar import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall not affect in any way the construction or interpretation hereof.  References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of similar import.  The word “or” has the inclusive meaning represented by the phrase “and/or.”  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any Contract (including the Merger Agreement) are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Section 6.02.  Further Assurances.  Parent and Stockholder (in its capacity as such) shall each execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other may reasonably request and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary and all things the other party may reasonably deem proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Stockholder shall, to the extent requested by Parent, promptly: (i) cause each other Person having voting power with respect to any shares of Company Common Stock Beneficially Owned by Stockholder to execute and deliver to Parent a proxy with respect to such shares, which shall be identical to the proxy in Section 2.02 above; and (ii) cause the certificates (if any) representing outstanding shares of Company Common Stock Beneficially Owned by Stockholder to be surrendered so that the transfer agent for such shares may affix thereto an appropriate legend referring to this Agreement.

Section 6.03.  Amendments; Termination.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective.  This Agreement shall terminate upon the termination of the Support Period; provided, however, that no termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to such termination or such party’s fraud.

Section 6.04.  Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 6.05.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Stockholder may not assign, delegate or otherwise transfer any of Stockholder’s rights or obligations under this Agreement without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed in the case of a transfer to an Affiliate of Stockholder).  Any assignment, delegation or transfer in violation of the foregoing shall be null and void.

Section 6.06.  Governing Law.  This Agreement shall be governed by and construed in accordance with and governed by the Laws of the State of Delaware, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 6.07.  Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto and the Merger Agreement has become effective.  Until and unless each party has received a counterpart hereof signed by the other party hereto and the Merger Agreement has become effective, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 6.08.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 6.09.  Specific Performance.  The parties hereto agree that immediate, extensive and irreparable damage to Parent or Merger Subsidiary would occur for which monetary damages may not be an adequate remedy in the event that any of the provisions of this Agreement are not performed by Stockholder in accordance with their specific terms or are otherwise breached.  Accordingly, the parties hereto agree that, if for any reason Stockholder shall have failed to perform its obligations under this Agreement or otherwise breached this Agreement, then each of Parent and Merger Subsidiary shall be entitled to specific performance and the issuance of immediate injunctive and other equitable relief without the necessity of proving the inadequacy of money damages as a remedy, and Stockholder further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to and not in limitation of any other remedy to which Parent or Merger Subsidiary are entitled at Law or in equity.

Section 6.10.  Defined Terms.  For the purposes of this Agreement:

(i)                               Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(ii)                            Stockholder shall be deemed to “Beneficially Own” or to have acquired “Beneficial Ownership” of a security if Stockholder (a) is the record owner of such security; or (b) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(iii)                         “Support Period” shall mean the period from the date of this Agreement through the earlier of (a) the Effective Time or (b) the date upon which the Merger Agreement is validly terminated.  In addition, this Agreement may be terminated by Stockholder at any time following any reduction to the Offer Price upon written notice to Parent following public announcement of such reduction.

Section 6.11.  Action in Stockholder’s Capacity Only.  Stockholder, if a director or officer of the Company, does not make any agreement or understanding herein as a director or officer of the Company.  Stockholder signs this Agreement solely in Stockholder’s capacity as a Beneficial Owner of the shares of Company Common Stock, Options and Company Restricted Stock Awards Beneficially Owned by Stockholder, and nothing herein shall limit or affect any actions taken in Stockholder’s capacity as an officer or director of the Company, including complying with or exercising such Stockholder’s fiduciary duties as a member of the Board of Directors of the Company.

Section 6.12.  Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), by email (with confirmation of receipt) or sent by a nationally recognized overnight courier (providing proof of delivery) to the parties hereto at the following addresses:

if to Parent or Merger Subsidiary, to:

ADVA NA Holdings, Inc.

5755 Peachtree Industrial Blvd.

Norcross, Georgia 30092

Attention:  Ulrich Dopfer

Facsimile No.:  (678) 728-8788

Email: udopfer@advaoptical.com

with a copy to:

Hogan Lovells US LLP

875 Third Avenue

New York, New York 10022

Attention:  Alexander B. Johnson

Facsimile No.:  (212) 918-3100

Email: alex.johnson@hoganlovells.com

if to Stockholder, to: the address for notice set forth on the signature page hereto with a copy to:

Norton Rose Fulbright US LLP

1301 Avenue of the Americas

New York, NY 10019

Attention: Steven I. Suzzan

Facsimile: (212) 318-3400

Email: steven.suzzan@nortonrosefulbright.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 6.13.  Submission to Jurisdiction.  Each party to this Agreement hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if the Chancery Court of the State of Delaware lacks jurisdiction over a particular matter, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the matter that is the subject of the action or proceeding is vested exclusively in the federal courts of the United States, the federal court sitting within the State of Delaware and any appellate court therefrom) for any Legal Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) agrees not to commence any Legal Proceeding relating thereto except in such court and in accordance with the provisions of this Agreement, (iii) agrees that service of any process, summons, notice or document by U.S. registered mail, or otherwise in the manner provided for notices in Section 6.12 hereof, shall be effective service of process for any such Legal Proceeding brought against it in any such court, (iv) consents to such service of process in the manner described in clause (iii) outside the territorial jurisdiction of the courts referred to in this Section 6.13 in any such action or Legal Proceeding, (v) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Legal Proceeding in such courts and (vi) agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in an inconvenient forum.  Each of the parties hereto agrees that a final judgment in any such Legal Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.

Section 6.14          Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY DIRECT OR INDIRECT LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, MERGER SUBSIDIARY OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF

ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.14.

Section 6.15.  Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Section 6.16.  Waiver.  No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  A party hereto shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered by or on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 6.17.  No Ownership Interest.  All rights, ownership and economic benefits of and relating to the shares of Company Common Stock, Options and Company Restricted Stock Awards Beneficially Owned by Stockholder at a given time shall remain vested in and belong to Stockholder as of such time, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the shares of Company Common Stock Beneficially Owned by Stockholder, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

Section 6.18  Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ADVA NA HOLDINGS, INC.

By:
Name:
Title:

GOLDEN ACQUISITION CORPORATION

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

STOCKHOLDER:

Name:

Address for Notices:

Attention: [ ]
Facsimile No.: [( )]
Email:

SPOUSE OF STOCKHOLDER:

Name:

Shares Beneficially Owned	Shares Owned of Record	Shares subject to Company Options	Shares subject to other Company Restricted Stock Awards

[Signature Page to Tender and Support Agreement]